DISCOUNT FACTORING AGREEMENT

Dated: New York, NY

December 2, 2004

MERCHANT FACTORS CORP.

1430 Broadway

New York, NY 10018

Re:	GURU DENIM INC.
(Name of Client)

Gentlemen:

We hereby request you to act as our sole Factor upon the following terms and conditions, namely:

1.          We hereby agree to assign and sell, and do hereby assign and sell to you as absolute owner thereof, and you hereby agree to purchase from us all Receivables acceptable to you whether now existing or hereafter arising. For all purposes hereof, the term "Receivables" shall mean and include all accounts, contract rights, general intangibles, chattel paper, instruments, documents and all forms of obligations owing to us including, without limitation, those arising from or out of the sale of merchandise and/or the rendition of services (collectively referred to herein as "sale" or "sales"), all proceeds thereof, all of our rights to merchandise represented thereby, all of our rights under insurance policies covering merchandise or services, all of our rights against carriers of said merchandise, and all of our rights, title, security interests and guarantees with respect to each Receivable, including all rights of reclamation and stoppage in transit and all other rights of an unpaid seller or merchandise or services.

2.          We shall submit all sales to you for your written approval of credit and terms of sale prior to shipment. Credit approvals given by you shall be valid only where shipments are made in compliance with the terms of any purchase order, within 30 days from the delivery dates specified or within 30 days from the date of your approval if no performance or delivery date is specified, whichever is earliest. You shall have the right to withdraw such approval at any time before physical delivery of the merchandise. Accounts which are not approved and invoices covering sample shipments shall be assigned to you with full recourse to us. We guarantee collectibility at maturity date of all such unapproved accounts, and all costs of collection thereof shall be borne by us and shall be for our account. You shall not be liable to any person or in any manner for refusing to approve the credit of any customer. We shall execute and deliver to you written schedules of all Receivables sold or assigned to you hereunder in form satisfactory to you. You shall have the right at any time, at your sole discretion, to request us to furnish you with the original and duplicates of our customers' invoices, the original invoices to be mailed by you to our customer at our expense; and we shall simultaneously deliver to you the original shipping or delivery receipts for all merchandise sold, together with such other documents and proof of delivery of merchandise or of rendition of services as you may require. In the event that you request us not to deliver to you actual copies of invoices sent to our customers, but rather transmit to you electronically or by a sales register the information concerning such invoices,

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such electronic transfer or sales register shall be evidenced or accompanied by a signed assignment schedule on a form satisfactory to you. We hereby confirm to you that the actual copies of such invoices have been retained by us and we shall continue to retain the actual copies of the invoices or legible copies thereof for a period not less than five years from the date of such invoice. You may, at any time in your discretion, elect by written notice that we send you copies of all invoices.

We shall make available to you copies of any invoices factored by you promptly upon your request. In the event that we fail to supply such copies to you within a reasonable time, you shall have the option, in your sole discretion, to charge the item(s) back to us at any time. All customers' invoices shall be marked payable to you and/or the Re-Factor (as hereinafter defined) in a manner satisfactory to you and/or the Re-Factor, and such marking of invoices as payable to you and/or the Re-Factor, regardless of by whom done, and/or the delivery thereof to you shall constitute an assignment thereof to you whether or not we execute any specific instrument of assignment. All remittances, checks, accounts and bills receivable and proceeds of sales shall be your property and we agree to confirm your title thereto by the execution from time to time of whatever evidence of title you may deem desirable. We appoint you or your designee, including the Re-Factor, as our attorney-in-fact: to endorse our name on any checks (including, without limitation, checks from our customers), notes, acceptances, money orders, drafts or other forms of payment or security that may come into your possession or the possession of the Re-Factor; and to sign our name on any invoice or bill of lading relating to any receivables and on drafts against customers, schedules and assignments of Receivables, notices of assignment, financial statements and other public records, verifications of accounts and notices to customers and, in the event of a default, to direct all mail to be delivered to your office with full authority to open same and effectuate your rights under this Agreement. We ratify and approve all acts of the attorney-in-fact. This power, being coupled with an interest, is irrevocable until all Obligations (as hereinafter defined) have been fully satisfied. If any remittances are made directly to us, we shall hold the same in trust for your benefit and as your property and/or for the benefit of or as the property of the Re-Factor and will immediately deliver to you and/or the Re-Factor the identical checks, documents, instruments or moneys received in the same form as received by us. We have been advised that you may enjoy and we consent to your and/or the Re-Factor's use of a lockbox account for the deposit of remittances received in payment of Receivables.

3.             (a)In order to induce you to enter into this Agreement, we agree, represent and warrant to you and the Re-Factor that, except as otherwise specifically set forth on the schedule annexed hereto: (i) we are a corporation duly organized and existing under the laws of the State of California and are qualified to do business wherever necessary; (ii) the place where our executive offices and all records relating to Receivables are located is and will remain at 1525 Rio Vista Avenue, Los Angeles, CA 90023 (iii) we have no subsidiaries; (iv) we are solvent; (v) we are and will continue to be in full compliance with all relevant tax laws and regulations, including those with respect to the collection, payment and deposit of employees' income, unemployment and Social Security taxes or with respect to pension liabilities; (vi) there are not and will not be any liens, encumbrances or security interests affecting any of our property except as granted to you hereunder.

(b)        We shall maintain our books and records in accordance with Generally Accepted Accounting Principles. We agree to furnish you with balance sheets, statements of profit and loss, interim financial statements and such other information regarding our business affairs and

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financial condition as you may from time to time reasonably request, including reviewed financial statements within 90 days after the end of each fiscal year, prepared by Certified Public Accountants acceptable to us. All such statements and information shall fairly present our financial condition as of the dates, and the results of our operations for the period, for which the same are furnished.

(c)        We represent and warrant to you and to the "Re-Factor" that each and every Receivable now or hereafter assigned to you will (i) cover a bona fide sale and delivery of merchandise usually dealt in by us or the rendition of services to customers in the ordinary course of business, (ii) cover merchandise or services which have been received and accepted by our customers without dispute or claim of any kind or nature, (iii) be for an amount certain payable in United States funds at par in accordance with the terms of our invoice covering said sale, which shall not be changed without your written approval, (iv) be absolutely enforceable against our customer free and clear of any offset, deduction, counterclaim, lien, encumbrance or any other claim or dispute, including, without limitation, claims or disputes as to price, terms, delivery, quantity or quality and claims of release from liability or of inability to pay for any reason whatsoever or because of any act of God, or a public enemy, or war, or because of the requirements of law or of rules, orders or regulations having the force of law and that at the time of assignment of each and every Receivable we will not be aware of anything detrimental to our customer's credit. We will not re-date any sale or invoice without your and/or the Re-Factor's prior written approval. We agree to indemnify you and the Re-Factor against all liability, loss or expense caused by or arising out of the rejection of merchandise or services or claims or deductions of every kind and nature by our customers, other than those resulting from financial inability of our customer (whose credit you have approved), to make payment. In the event of our breach of any of the foregoing representations and/or warranties, you shall have, in addition to all your other rights under this Agreement, the right to charge back to us immediately the full amount of the Receivables affected thereby together with interest. You shall not, however, have the right to charge back to us any Receivable approved by you which is unpaid solely because of such customer's financial inability to pay. We agree that you may limit your purchase of Receivables arising from our sales to any one customer, and in such event, and in any instance in which you do not approve the credit of our customer or the terms of sale, you nevertheless may purchase such Receivables from us and we shall sell and assign the same to you hereunder, but with full recourse to us in the event of non-payment thereof for any reason whatsoever. We agree that all invoices in the amount of $200.00 or less shall be with full recourse to us in the event of non-payment thereof for any reason whatsoever regardless of whether of not you have approved the credit of our customer or the terms of the sale relating thereto. As to Receivables purchased by you with recourse to us, you shall have the right to charge the same back to us at any time, together with interest, if any. Advances by you prior to the purchase date (as defined in Paragraph 6 hereof) on account of any Receivable purchased by you with recourse to us shall be entirely in your discretion in each and every instance. Upon occurrence of any breach of any representation or warranty or any charge back by you, we shall promptly pay you the full amount of the Receivable affected thereby. No charge back shall be deemed a reassignment to us of the Receivable affected thereby and title thereto and to the merchandise, if any, covered thereby shall remain in you until payment to you of the full amount of the Receivable.

4.             We shall immediately notify you in each instance of (i) the return, rejection, loss of or damage to merchandise covered by any Receivable, (ii) any request for extension of time to pay or request for credit or adjustment, (iii) any merchandise dispute or other dispute or claim

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relating to any Receivable or to the merchandise or services covered thereby, or (iv) any facts or circumstances with respect to any Receivable which tend in any way to diminish the sum certain payable thereon. If any such dispute, controversy or claim is not wholly adjusted within 15 days after it arises or if security, satisfactory to you, is not substituted by us within the same time and accepted by you, you or the Re-Factor may, if you or the Re-Factor so elect, but neither you nor the Re-Factor shall have any obligation to do so, settle, compromise, adjust or otherwise enforce or dispose of by litigation or otherwise, any such dispute, controversy or claim, at our expense, and upon such terms and conditions as you or the Re-Factor in your or the Re-Factor's sole and absolute discretion shall deem proper provided that we are in default under any of the terms of this agreement, than we agree that we shall not grant any material allowances, credits or adjustments to customers, nor accept any return of merchandise, without your and/or the Re-Factor's prior consent in each instance. All credit memoranda to be issued to any customer shall be furnished by us only to you for transmission by you to our customer who shall solely be entitled to the benefit thereof. If any merchandise from the sale of which any Receivable arises shall be returned by or recovered from our customer, we shall forthwith pay you the full amount of such Receivable, either in cash or by the assignment of new Receivables hereunder, and until such payment, the merchandise returned or recovered shall be held by us in trust for your benefit, shall be segregated and identified by us as property held in trust for your benefit, and upon your request we shall, at our expense, deliver the same to you or for your account or upon your order to such place or places as you may designate. You may sell or cause the sale of any such returned or recovered merchandise, at such prices and upon such terms as you may deem proper, and in the event of any public sale thereof, you may be the purchaser. The proceeds of any such sale or sales shall first be charged with the costs and expenses, including reasonable attorneys' fees, of and incident to such sale, and the balance, if any, shall be credited to our account.

5.             All amounts due you hereunder may be charged to our account at any time. You shall render to us a monthly account current as of the last day of the preceding month. Such account shall be considered correct unless, within 60 days after the date of such account, we deliver to you written notice of any objections which we may have to such account. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by us. All debit balances and Obligations shall be payable by us to you on demand and shall bear interest at the rate of interest then in effect (herein called the "effective rate") as hereinafter provided, such interest to be payable to you monthly. For the purposes of this agreement, "effective rate" shall mean a rate per annum (based on a 360 day year) which is one percent (1%) in excess of the prime commercial interest rate as announced from time to time by HSBC Bank USA, in New York, N.Y. (the "prime rate"), whether or not such announced prime rate is the best rate available at such bank in effect from time to time. Whenever the prime rate is changed, an equal change shall be made in the effective rate to become effective simultaneously with such change in the prime rate. In no event, however, shall the effective rate of interest hereunder be less than 4$ per annum (based on a 360 day year) nor exceed the maximum rate of interest permitted to be agreed to or charged to you under the law of the jurisdiction whose laws are applicable to such rate of interest. Any such excess amount of interest is hereby waived and shall deemed to be a payment of the principal balance otherwise due hereunder.

6.             (a)On the last day of each month, you will credit us with the purchase price for our Receivables arising during such month which have been assigned to you and are approved, accepted and purchased by you. However, if any Receivable as to which you have approved the credit standing of the customers shall not be paid by reason of the customer's bankruptcy or

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insolvency, you will credit us the purchase price thereof on the last day of the month of such customer's bankruptcy or insolvency. The purchase price for such Receivables shall be the net amount thereof, as herein defined, less your commission as provided for in Paragraph 7 hereof and less interest on advances against such purchase price, as hereinafter provided, at the effective rate then in effect.

(b)        Advances against the purchase price for the net amount of outstanding approved Receivables assigned to and accepted by you may be made upon our request, but at your sole discretion in each instance, in an amount up to eighty five percent (85%) of the net amount thereof, subject to our right to maintain a reserve as described below. For the purpose of computing interest payable under this agreement, we will be charged with interest on the average daily balance of all sums advanced or charged to us under this agreement, at the effective rate then in effect and we will be credited with the purchase price for each account upon your receipt of payment thereof by a customer, allowing three (3) business days for the collection of checks and other instruments (the "Collection Days"). If, in your sole discretion you deem it necessary, you may retain a reasonable amount of such purchase price as a reserve to cover, among other things, customers' returns, allowances, deductions and disputes in the future, and as security for the payment of all our Obligations. Interest for anticipation deducted by our customers shall be debited to our account, and proportionate readjustment will be made on the next accounting.

(c)        As used herein, the term "net amount" of Receivables shall mean the gross amount of Receivables less returns, allowances and cash or other discounts to customers calculated upon shortest or longest selling terms, as you may elect. On billing terms of "10 E.O.M." such terms shall mean with respect to invoices dated from the 1st day through the 19th day of a month that the due date of such invoice is "10 days after the end of such month"; and, with respect to invoices dated on or after the 20th day of the month, the due date shall be "10 days after the end of the next following month".

7.             In the account current to be rendered by you to us hereunder, you will charge and receive for your services hereunder a commission upon the net amount of the Receivables arising during the previous month, debited to us as of the fifteenth of such month, as follows:

Seventy five hundredths of one percent (.75%)

Commissions payable to you hereunder are based upon our usual and regular terms, which do not exceed sixty (N60) days. On all Receivables on which additional terms or dating are granted by us, your commissions thereon shall be increased at the rate of twenty-five (25%) percent of the basic commission-rate, for each thirty (30) days or fraction thereof by which our regular terms are increased. No such increase in terms, however, shall be granted without your written approval. Your commission shall be charged to us, and we shall pay the same, in full with regard to any Receivable for which a credit memorandum has been issued by us, a copy of which shall be promptly furnished to you.

In computing the commissions payable to you hereunder, we shall pay you a minimum commission of $3.00 on each invoice constituting the Receivables.

The minimum aggregate commissions payable under this agreement for each year hereof shall be $24,000.00 chargeable to our account on a monthly basis. We shall be obligated for the

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pro-rata minimum commission if the agreement is terminated at any time after the first contract year. In addition, we shall pay you a one time set up fee of $750.00.

8.             Amounts owing to you or the Re-Factor in respect of our purchases from other persons, firms or corporations factored by you or your parent, subsidiary or affiliate or the Re-Factor are to be considered as advances against our account with you and may be charged by you to our account with you at any time whether before or after the maturity of such amounts. Any state, city, local or federal sales or excise taxes on any sales or Receivables hereunder, or any other taxes, shall be paid by us, and if you should make any payment of any thereof, we shall repay the same to you on demand, but you shall be under no obligation to make payment of such taxes.

9.             As security for all Obligations at any time owing by us to you, we hereby assign to you and grant to you a security interest in and lien upon all our Receivables, whether now existing or hereafter arising, or in which we now have or may hereafter acquire any rights, and whether or not sold by us hereunder. From time to time, we shall provide you and/or the Re-Factor with schedules describing all Receivables created or acquired by us; provided, however, that any failure to deliver or execute any such schedule and/or any assignment shall not affect or limit your and/or the Re-Factor's property, security or other rights in and to any such Receivable. As further security for said Obligations we grant you a security interest in and lien upon, and you shall be entitled to hold and retain possession of, all sums standing to your credit with you and all our property of any kind at any time in your possession. We also grant you a security interest in and lien upon all sums at any time standing to our credit on the books of any Affiliate, and all property in the possession of any Affiliate or upon which such Affiliate has a lien or security interest shall be security for all such Obligations. As used in this Agreement, the term "Obligations" means and includes all loans, advances, debts, liabilities, obligations, debit balances, covenants and duties, of every kind and description, owing by us to you or any Affiliate, under this Agreement or otherwise (whether or not evidenced by any note of other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, any debt, liability or obligation owing from us to others which you may have obtained by assignment or otherwise, and further including, without limitation, all interest, fees, charges, expenses and attorneys' fees for which we are obligated hereunder. As used in this Agreement, the term "Affiliate" means any corporation, company, bank, financial institution or other entity under common control with you. We shall execute and deliver to you all financing statements and other documents and instruments that you and/or the Re-Factor may request to perfect, protect, or establish the security interest(s) granted hereunder and we authorize you and/or the Re-Factor to execute and file alone any such financing statements disclosing your and/or the Re-Factor's security interest(s). Recourse to security shall not be required and we shall at all times remain liable for the repayment on demand of all our indebtedness arising hereunder and for all Obligations.

10.          We will pay to you and/or the Re-Factor, upon demand, all reasonable costs and expenses, including, without limitation, the fees and disbursements of counsel and the cost of all searches, filings, recordation or registration fees and taxes, which you and/or the Re-Factor may incur at any time in perfecting, protecting, enforcing, realizing upon or administering yours and/or the Re-Factor's rights hereunder or in any collateral in which you and/or the Re-Factor have a security interest or in the defence or prosecution of any action or proceeding concerning

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any matter growing out of or in connection with this Agreement and/or any security interest granted hereunder.

11.          We shall not be entitled to pledge your credit upon any purchase by us for any purpose whatsoever.

12.          We waive presentment and protest of any instruments and all other notices to which we might otherwise be entitled. We shall maintain, at our expense, proper books of account in form acceptable to you. You and/or the Re-Factor shall have the right to inspect and make extracts from such books and all of our files, records and correspondence at all reasonable times. We shall furnish you with as many duplicate customers' invoices as you may from time to time require. We certify to you that our address as set forth in this Agreement is our mailing address, our chief place of business, and the office at which our records relating to Receivables are kept. We shall not effect any change in our mailing address, or in our chief place of business, or in the office in which. our records relating to Receivables are kept without first giving you written notice thereof.

13.          If we shall fail to pay, when due, any Obligation owing from us to you or to make any remittance required by this Agreement, or commit any breach of this Agreement or any present or future supplement thereto, or any other agreement between us. or upon the occurrence of an event of default listed in, paragraph "14" hereof, you and/or the Re-Factor shall have, with respect to all property in which you and/or the Re-Factor have a security interest and in. addition to all other rights provided herein, all the rights and remedies of a secured party under the Uniform Commercial Code. You and/or the Re-Factor may, without demand and without advertisement or notice, all of which we waive (except as may be required by law), at anytime or times,. sell and deliver any or all security and collateral held by or for you at public or private sale, for cash, upon. credit or otherwise, at such prices and upon such terms as you deem advisable, in your sole discretion. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address as set forth herein at least ten (10) days before the time of sale or other disposition. You and/or the Re-Factor may be the purchaser at any such sale, free from any right of redemptions which we waive. Proceeds of sale shall be applied first to all costs and expenses of sale, including the fees and disbursements of your counsel and/or counsel to the Re-Factor, and second to the payment (in whatever order you elect) of all Obligations. You will return any excess to us, and we shall remain liable to you for any deficiency.

14.          Subject to the foregoing, you shall have the right to terminate this Agreement at any time upon not less than thirty (30) days prior written notice. This Agreement shall continue in effect for one (1) year from the date hereof and shall automatically renew thereafter month to month. We shall have the right to terminate this Agreement effective at the end. of the first contract period, or at any time thereafter by giving you sixty (60) days prior written notice. Any notice of termination shall be given by certified mail, return receipt requested. In addition, you shall have the right to terminate this Agreement at any time without notice in the event that we shall fail to pay when due any Obligation: or shall commit any breach of this Agreement as amended or supplemented or any other agreement between you and us or between us and any Affiliate of yours or between us and the Re-Factor or between us and any Affiliate of the Re-Factor; or shall be in default under any other agreement to which we are a party or by which we are bound; or if any event shall occur which might, in your opinion, have a material adverse effect on our financial or business condition, operations or prospects; or if there shall be filed by or against us

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or any guarantor a petition in bankruptcy or for reorganization, or if we or any guarantor shall, (i) become insolvent; (ii) be unable to repay our respective debts as they mature; (iii) make an assignment for the benefit of creditors; (iv) call a meeting of creditors for a composition of debts; (v) make any misrepresentation to you or the Re-Factor in connection with this Agreement or any transaction relating thereto; or (vi) make any misrepresentation or fail to make any payment due to any Affiliate. Upon the effective date of termination, all of our Obligations, whether incurred under this Agreement or any amendment or supplement thereto or otherwise, shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all our Obligations of every nature whatsoever shall have been fully paid and satisfied, you and/or the Re-Factor shall retain your security in and title to all existing and future Receivables and other collateral held by you and/or the Re-Factor hereunder, and we shall continue to assign Receivables to you and/or the Re-Factor and turn over all collections to you and/or the Re-Factor, and you shall be under no obligation to make any further advances with respect thereto.

15.          You have advised us that you, from time to time, may re-assign and re-sell the Receivables to (i) The CIT Group/Commercial Services, Inc. (ii) another factor or (iii) such other business entity (collectively and severally referred to herein as the Re-Factor') as you in your sole and absolute discretion may determine, pursuant to the terms and provisions of agreements (the Reassignment Agreements") entered into with such Re-Factor from time to time. We acknowledge and agree that you reserve the right to re-assign or otherwise hypothecate to such Re-Factor any lien or security interest you may hold by virtue of this Agreement including, but without limitation, with respect to the Receivables, and we hereby consent to any such resale, reassignment and hypothecation.

We further agree that (i) this Agreement is and shall at all times be subject to the terms, provisions and covenants of the Reassignment Agreements which may now and hereafter affect this Agreement, and to any renewal, modification, replacement and extension thereof, and (ii) the Re-Factor may exercise all of your rights and remedies hereunder whether or not such rights and remedies have been specifically granted herein to the Re-Factor. The prior sentence shall be self operative and no further instrument of subordination shall be required, except that we agree that we shall execute promptly any certificate, document or confirmation that you may reasonably request to confirm or enforce such subordination. In addition to the covenants, agreements and obligations of the undersigned contained in this Agreement, we covenant and agree that we will not do any act or omit to do any act which will result in violation of the terms and provisions of the Reassignment Agreements on your part.

We hereby indemnify, defend and hold you harmless from and against any and all Liability, claims, suits, demands, damages, judgements, costs, interests and expenses (including, but not limited to counsel fees and disbursements) to which you may be subject or suffer by reason of any liability or claim arising or resulting from our acts or omission to do any act which results in a violation of the terms and provisions of your Reassignment Agreements with any of your refactors. You hereby represent that the terms and conditions in the Re-assignment Agreements are no more onerous than the terms and conditions herein.

We covenant and agree that Re-Factor, its employees and its agents shall not be liable to us for any act, omission, breach or violation on its part or on your part with respect to its or your performance or non-performance of any of the terms and provisions of the Reassignment Agreements and with expect to your performance or non-performance of any of the terms and

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provisions of this Agreement or any other agreement between you and us and any other obligation or indebtedness owing by you to us of any kind or nature whatsoever, if any, and that we shall look solely to you for enforcement of our rights under (i) this Agreement or (ii) the Reassignment Agreements.

16.          This Agreement is made and is to be performed under the laws of the State of New York and shall be governed by and construed in accordance with said law. Each of the parties to this Agreement expressly submits and consents to the exclusive jurisdiction of the Supreme Court of the State of New York, in the County of New York, with respect to any controversy arising out of or relating to this Agreement or any amendment or supplement thereto or to any transactions in connection therewith and each of the parties to this Agreement hereby waives personal service of any summons or complaint or other process or papers to be issued in any action or proceedings involving any such controversy and hereby agrees that services of such summons and complaint or process may be made by certified mail to the other party at the address appearing herein; failure on the part of either party to appear or answer within thirty (30) days after such mailing of such summons, complaint or process shall constitute a default entitling the other party to enter a judgement or order as demanded or prayed for therein to the extent that said Court or duly authorized Officer thereof may authorize or permit. You and we do hereby knowingly, voluntarily and intentionally waive any and all right to a trial by jury in any such action or proceeding. No failure or delay by you in exercising any of your powers or rights hereunder, or under any present or future supplement hereto or under any other the agreement between us, shall operate as a waiver thereof; nor shall any single or partial exercise of any such power or right preclude other or future exercise thereof or the exercise of any other right or power. Your rights, remedies and benefits hereunder are cumulative and not exclusive of any other rights, remedies or benefits which you may have. This Agreement may only be modified in writing and no waiver by you will be effective unless in writing and then only to the extent specifically stated. All notices and other communications by either party hereto shall be in writing and shall be sent to the other party at the address specified herein. You shall have the right to assign this agreement and all of your rights hereunder shall inure to the benefit of your successors and assigns; and this agreement shall inure to the benefit of and shall bind our respective successors and assigns. Your books and records all be admissible in any action between us a prima facie evidence of the status of the account between us.

17.          We shall pay you all expenses and disbursements you may incur with respect to loans hereunder or with respect to the collateral or in protecting you rights under this agreement. Such disbursements shall, without limiting the generality of the foregoing, include expenses of audits (which shall include a reasonable fee for the time expended in connection therewith by the person or persons making such audit, whether or not any such person is in your regular employ), appraisals, credit information, bank charges for letters of credit, verifications, filing or recording any documents given hereunder which you determine shall be filed or recorded in any public office, retaking, holding or preparing for sale any goods purported to be included in the collateral, finishing otherwise finished inventory which may be purported to be included in the collateral, selling, leasing, settling or otherwise realizing upon all or any part of the collateral, postage, telephone, any charges in the nature of use and occupancy or rental you may incur for any premises where all or any part of the collateral may be, and attorneys' fees incurred in connection with transactions hereunder and in enforcing or protecting your rights hereunder.

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18.          The term "you and/or the Re-Factor" when used herein shall be interpreted to mean "either you or the Re-Factor or both of you."

Attest (SEAL) /s/ Kymberly Lubell KYMBERLY LUBELL (Secretary)	Very truly yours, GURU DENIM INC. (Name of Client) /s/ Jeffrey Lubell By: JEFFREY LUBELL Its President (Title)
ACCEPTED: MERCHANT FACTORS CORP. /s/ Walter Kaye By: WALTER KAYE Its President (Title)

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PERSONAL GUARANTEE AND WAIVER

(California)

Dated: New York, New York

December 2, 2004

In order to induce MERCHANT FACTORS CORP. (herein called "Factor"), having an office at 1430 Broadway, New York, New York 10018, to enter into the foregoing factoring agreement (the "Factoring Agreement") with GURU DENIM INC. (herein called "Obligor") and to induce the Re-Factor (as such term is defined in the Factoring Agreement) to accept the re-assignment and re-sale of the Receivables (as such term is defined in the Factoring Agreement) from the Factor and for other good and valuable consideration received, the undersigned irrevocable and unconditionally guarantees to the Factor and/or the Re-Factor payment when due, whether by acceleration or otherwise, of any and all Obligations (as such term is defined in the Factoring Agreement) and the prompt and punctual performance of all of the terms, covenants and conditions on the part of the Obligor under the Factoring Agreement to be performed. In addition, the undersigned agrees to indemnify the Factor and/or the Re-Factor against any loss, damage or liability because of any wrongful acts or fraud of the Obligor.

The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action by the Factor and/or the Re-Factor against, and other notice to, any party liable thereon (including the undersigned), and waives any defense, offset or counterclaim to any liability hereunder. The Factor and/or the Re-Factor may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any of the Obligations (including, but not limited to, increasing or decreasing the outstanding amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered: (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset there against; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned) or otherwise act or refrain from acting; (4) settle or compromise any of the Obligations hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) to creditors of the Obligor other than the Factor and/or the Re-Factor and the undersigned; and (5) apply any sums by whomsoever paid or howsoever realized to any of the Obligations regardless of what obligations or other liabilities of the Obligor remain unpaid.

No invalidity, irregularity or unenforceability of all or part of the Obligations hereby guaranteed or of any security therefor shall affect, impair or be a defence to this guarantee. The liability of

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the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defence or counterclaim of the Obligor, and recourse to security by the Factor and/or Re-factor shall not be required. This guarantee is a continuing one and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of the Factor and/or the Re-Factor shall be admissible as prima facie evidence of the Obligations. As to each of the undersigned, this guarantee shall continue until thirty (30) days after written notice of revocation singed by such undersigned, or until written thirty (30) days after notice of the death of such undersigned shall in each case have been actually received by the Factor, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of any one or more of the remainder of the undersigned or of the Obligor, or of any one liable in any manner for the Obligations hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect hereof or, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporations.

No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to the effective date of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after the effective date of such revocation or termination pursuant to any contract entered into by the Factor prior to such effective date.

Upon the happening of any of the following events: a default by the obligor or any of the undersigned in any of their respective obligations to the Factor and/or the Re-Factor pursuant to the Factoring agreement or otherwise, the death or insolvency of the Obligor or any of the undersigned, or suspension of business of the Obligor or any of the undersigned, or the issuance of any warrant of attachment against any of the property of the Obligor or any of the undersigned, or the making by the Obligor or any of the undersigned of any assignment for the benefit of creditors, or a trustee or receiver being appointed for the Obligor or any of the undersigned or for any property of either of them, or any proceeding being commenced by or against the Obligor or any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statue, - then and in any such event, and at any time thereafter, the Factor and/or the Re-Factor may, without notice to the Obligor or any of the undersigned, make the Obligations, whether or not then due, immediately due and payable hereunder as to any of the undersigned, and the Factor and/or the Re-Factor shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with the Factor and/or the Re-Factor and any of the property of the undersigned at any time in the possession of the Factor and/or the Re-Factor may be held by the Factor and/or the Re-Factor as security for any and all obligations of the undersigned hereunder, notwithstanding that any of the said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of nay nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to the Factor and/or the Re-Factor of the Obligations, and are hereby assigned to the Factor and/or the Re-Factor as additional collateral security therefor.

In the event the Factor and/or the Re-Factor takes any action, including, but not limited to, retaining attorneys for the purpose of effecting collection of the Obligations or of the liabilities

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of the undersigned hereunder or protecting the Factor’s rights hereunder, the undersigned shall pay all costs and expenses of every kind for collection, including all reasonable attorneys’ fees.

If claim is ever made upon the Factor and/or the Re-Factor for repayment or recovery of any amount or amounts received by the Factor and/or the Re-Factor in payment of or on account of any of the Obligations and the Factor and/or the Re-Factor repays all or part of said amount by reason of (a) any judgement, decree or order of any Court or administrative body having jurisdiction over the Factor and/or the Re-Factor or any of its property, or (b) any settlement or compromise of any such claim effected by the Factor and/or the Re-Factor with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgement, decree, order, settlement, or compromise shall be binding upon the undersigned, notwithstanding any revocation, termination or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such Obligations, and the undersigned shall be and remain liable to the Factor and/or the Re-Factor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Factor and/or the Re-Factor. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation, termination or release hereof.

No delay on the part of the Factor and/or the Re-Factor in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by the Factor and/or Re-Factor unless the same shall be in writing, duly signed on behalf of the Factor and/or the Re-Factor and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Factor and/or the Re-Factor or the obligations of the undersigned to the Factor and/or the Re-Factor in any other respect at any other time. Not withstanding any payment which may be made by any of the undersigned hereunder, the undersigned shall have no right of subrogation, reimbursement, contribution, indemnity or otherwise, whether arising by contract or by operation of law, against the Obligor or any of its assets or property or any security held for any Obligations until all of the Obligations each of which is expressly waived whether or not he Obligations have been satisfied. Each of the undersigned agrees not to seek contribution from any of the other undersigned until all the Obligations have been paid in full.

The undersigned knowingly, unconditionally, irrevocably and expressly waives (i) the undersigned’s rights under Section 2845 or 2850 of the California Civil Code, or otherwise, to require the Factor and/or the Re-Factor to institute suit against, or to exhaust any rights or remedies which the Factor and/or the Re-Factor may have against, the Obligor or any third party or against any collateral for the Obligations provided by the Obligor or any third party, (ii) any rights the undersigned has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of the impairment of suspension of the rights or remedies of the Factor and/or the Re-Factor against the Obligor, the alteration by the Factor and/or the Re-Factor of the Obligations, any discharge of the Obligations by operation of law as a result of an intervention or omission by the Factor and/or the Re-Factor, or the acceptance by the Factor and/or the Re-Factor of anything in partial satisfaction of the Obligations, (iii) any rights, claims or defenses the undersigned may have based upon an election of remedies by the Factor and/or the Re-Factor under the provisions of Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction, even through such election of remedies, such as a nonjudicial foreclosure with

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respect to security for any of the Obligations, has destroyed the undersigned’s rights of subrogation, contribution, indemnity and reimbursement against the Obligor or any other guarantor. Without limiting the generality of the foregoing, the undersigned knowingly, unconditionally, irrevocably and expressly waives all rights and defenses that the undersigned may have because the Obligations are secured by real property. This means, among other things, that the Factor and/or the Re-Factor may collect from the undersigned without first foreclosing on any real or personal property collateral pledged by the Obligor or any other guarantor; and if the Factor and/or the Re-Factor forecloses on any real property collateral pledged by the Obligor or any other guarantor, (i) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (ii) the Factor and/or the Re-Factor may collect from the undersigned even if the Factor and/or the Re-Factor, by foreclosing on the real property collateral, has destroyed any right the undersigned may have to collect from the Obligor or obtain contribution from any other guarantor. This is an unconditional and irrevocable waiver of any rights and defenses the undersigned may have because the obligations of the other guarantor are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

Without limiting the generality of or any other waiver or other provision of this guarantee, the undersigned knowingly, unconditionally, irrevocably and expressly waives and agrees not to assert any and all benefits or defenses arising directly or indirectly under any one or more California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825 2839, 2845, 2848, 2849, 2850, 2899 and 3433, California Code of Civil Procedure Sections 580a, 580b, 580c, 580d and 726, California Uniform Commercial Code Sections 3116, 3118,3119,3419 and 3605, Chapter 2 of Title 14 of part 4 of Division 3 of the California Civil Code and/or any similar law of California or of any other jurisdiction.

The undersigned knowingly, unconditionally, irrevocably and expressly waives the benefit of any statue of limitations governing the time limit within which the Factor and/or the Re-Factor must commence an action to enforce this guarantee against the undersigned’s successor(s)-in-interest following the death of the undersigned including under Section 366.2 of the California Code of Civil Procedure, or any similar law of any other jurisdiction.

This guarantee was made and entered into in the State of California and the rights and obligations of the Factor and/or the Re-Factor and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of California. As a material part of the consideration to the Factor and/or the Re-Factor for accepting this guarantee, the undersigned (i) agrees that, at the option of the Factor and/or the Re-Factor, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this guarantee shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consent to the service of process in any such action or proceeding by personal delivery, first class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California.

The undersigned and the Factor and/or the Re-Factor hereby waive the right to trial by jury in any action, claim, lawsuit or proceeding based upon, arising out of, or in any way relating to: i) this guarantee or any supplement or amendment thereto; or ii) any other present or future instrument or agreement between the undersigned and the Factor and/or the Re-Factor; or iii) any

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breach, conduct, acts or omissions of the undersigned or the Factor and/or the Re-Factor or any of their respective directors, officers, employees, agents, attorneys or any other person affiliated with or representing the undersigned or the Factor and/or the Re-Factor; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

Any acknowledgment, new promise, payment of principal or interest or other act by the Obligor and others with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against the Factor and/or the Re-Factor shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guarantee shall be bound hereby, whether or not anyone else signs this guarantee at any time. The term "actor" includes any agent of the Factor acting for it. The term "actor and/or the Re-Factor" when used herein shall be interpreted to mean "either the Factor or the Re-Factor or both the Factor and the Re-Factor. "

NOTE: This Personal Guaranty and Waiver is limited to $300,000.

/s/ signed _________________________ Witness	/s/ Jeffrey Lubell Signature JEFFREY LUBELL Print Name ___________________________ Address ###-##-####_________________ Social Security #
/s/ signed _________________________ Witness	/s/ Kymberly Lubell Signature KYMBERLY LUBELL Print Name ___________________________ Address ###-##-####_________________ Social Security #

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STATE OF California	)
)ss:
COUNTY OF Los Angeles	)

On the 2nd day of December , 2004 , before me, the undersigned, a notary public in and for said state, personally appeared Kymberly Lubell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Lee Lane

Notary Public

STATE OF California	)
)ss:
COUNTY OF Los Angeles	)

On the 2nd day of December , 2004 , before me, the undersigned, a notary public in and for said state, personally appeared Jeffrey Lubell , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Lee Lane

Notary Public

SECRETARY’S CERTIFICATE

RESOLVED, that the President, the Vice-President, the Secretary, the Treasurer and each other officer and each agent of this Corporation, or any one or more of them, be and they are hereby authorized and empowered on behalf of this Corporation: to sell Receivables to Merchant Factors Corp. (hereinafter called "the Factor") to obtain from the Factor loans and advances in such amounts and on such terms and conditions as such officer or agent deems proper; to execute notes and other evidences of this Corporation’s indebtedness with respect thereto; to enter into factoring and other agreements with the Factor relating to the terms and conditions upon which any such Receivables may be sold or loans and advances may be obtained and to the collateral security to be furnished by this Corporation therefor; form time to time modify, supplement or amend any such agreements, any such terms or conditions and any such collateral security; from time to time to sell, pledge, assign, guaranty, mortgage, consign, grant security interests in and otherwise transfer to the Factor as collateral security for any and all debts and obligations of this Corporation to the Factor, whenever and however arising, any and all accounts and other forms of obligations receivable, chattel papers, chooses in action, merchandise inventories, warehouse receipts, machinery, equipment, land, buildings and other real, personal or mixed property now or hereafter belonging to or acquired by this Corporation; for said purposes to execute and

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deliver any and all assignments, schedules, transfers, endorsements, contracts, guarantees, agreements, designations, consignments, deeds of trust, mortgages, instruments of pledge or other instruments in respect thereof and to make remittance and payments in respect thereof by checks, drafts or otherwise; to furnish to the Factor from time to time certificates of incumbency showing the officers and agents of the Corporation upon which certificates the Factor may rely; and to do and perform all other acts and things deemed by such officer or agent necessary, convenient or proper to carry our any of the foregoing; hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises.

I ,Kymberly Lubell, do hereby certify that I am the Secretary of GURU DENIM INC. a corporation organized and existing under and by virtue of the laws of the State of California, having its principal place of business in the City of Los Angeles; that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Los Angeles, State of California, on the 2nd day of December, 2004, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and foregoing Agreement is one of the agreements referred to in said resolution and was duly executed pursuant thereto.

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President JEFFREY LUBELL	/s/ Jeffrey Lubell
(Print Name)	(Signature)
Vice-President ______________	___________________
(Print Name)	(Signature)
Secretary KYMBERLY LUBELL	/s/ Kymberly Lubell
(Print Name)	(Signature)
Treasurer __________________	___________________
(Print Name)	(Signature)
Agent _____________________	___________________
(Print Name)	(Signature)

Witness my hand and seal of said corporation this 2nd day of December, 2004.

/s/ Kymberly Lubell
Affix corporate seal here)	KYMBERLY LUBELL
(Secretary of said corporation)

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TO	MERCHANT FACTORS CORP.
1430 Broadway
New York, NY 10018

The following individuals, whose signatures appear below, are authorized to execute assignments of sales and credits to you as well as request information from you on behalf of our Corporation.

PLEASE PRINT NAME	SIGNATURE
Name JEFFREY LUBELL	Signature /s/ Jeffrey Lubell
Name KYMBERLY LUBELL	Signature /s/ Kymberly Lubell
Name Charles Lesser	Signature /s/ Charles Lesser
Name Greg Baxter	Signature /s/ Greg Baxter
GURU DENIM INC.
/s/ Jeffrey Lubell
JEFFREY LUBELL, President
(AUTHORIZED OFFICER)
DATE: December 2, 2004

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Merchant Factors Corp.

1430 Broadway, Suite 1802

New York, NY 10018

Gentlemen:

This letter is to inform you that from time to time we will submit sales to you under the trade name(s): True Religion Brand Jeans.

All of the accounts receivable and proceeds thereof arising out of sales under the above-mentioned trade name, is the property of and belong to GURU DENIM INC. . Therefore, these sales are to be governed under similar terms and conditions as contained in our Factoring Agreement with you dated December 2, 2004.

Very truly yours,

GURU DENIM INC.

By: /s/ Jeffrey Lubell, dated / /

JEFFREY LUBELL

President

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Date: December 2, 2004

GURU DENIM INC.

1525 Rio Vista Avenue

Los Angeles, CA 90023

ATTN: Jeffrey Lubell

Dear Mr. Lubell:

Reference is made to the Factoring Agreement between us (the "Factoring Agreement"). We are pleased to confirm that we are prepared to factor sales to your customers in Canada.

With respect to all sales to your Canadian customers, you agree to pay one percent (1%) above the factoring commission set forth in the Factoring Agreement. In addition, we shall charge your account with all of our out-of-pocket costs and expenses relative to your sales to Canadian customers, including, but not limited to exchange rates and fees.

You also agree to assign all of your Canadian sales separately, clearly identified as Canadian sales. You further agree to legend each of your Canadian receivables and every copy thereof to the effect that the receivable has been assigned to us or our assignee, as we may direct and is payable in United States dollars only.

The Canadian credit approval expires at the completion date of the order as submitted. If the delivery date needs to be extended, the original order should be canceled and a new order must be resubmitted with the new completion date.

All other terms and conditions of the Factoring Agreement shall remain in full force and effect.

Please indicate your agreement to the foregoing by signing and returning to us, the attached copy of this letter.

Very truly yours,

/s/ Albert Camhi

ALBERT CAMHI

Senior Vice President

ACKNOWLEDGED AND AGREED TO: GURU DENIM INC. By : /s/ Jeffrey Lubell JEFFREY LUBELL Title : President Date: December 2, 2004

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Date: December 2, 2004

GURU DENIM INC.

1525 Rio Vista Avenue

Los Angeles, CA 90023

ATTN: Jeffrey Lubell

Dear Mr. Lubell:

We are pleased to confirm that we are prepared to factor sales to your customers located outside the United States and Canada (the "Foreign customers").

With respect to all sales to your Foreign customers, you agree to pay one percent (1%) of the gross face amount of each receivable above the factoring commission set forth in the Factoring Agreement. In addition, we shall charge your account with all of our out-of-pocket costs and expenses relative to your sales to Foreign customers, including, but not limited to exchange rates and fees plus a service fee of $20.00 for each invoice assigned to us.

You also agree to assign all of your Foreign sales separately, clearly identified as Foreign sales. You further agree to legend each of your Foreign receivables and every copy thereof to the effect that the receivable has been assigned to us or our assignee, as we may direct and is payable in United States dollars only.

We are able to assume the credit risk with respect to Foreign customers by reason of the International Factors Group ("IFG") and the credit approval of Foreign Customers is made exclusively by a member ("IF") of the IFG located in the country where such customers are doing business. Our assumption of the credit risk is in reliance on such approval by the IF.

Our relationship with the IF is governed by the Uniform Communication System ("UCS") which is subscribed to by all members of IFG. The IF’s credit approval and its subsequent assumption of the credit risk is contingent on our and your compliance with the terms and provisions of the UCS. In order to ensure such compliance, we attach hereto as Appendix A a "checklist" containing the major requirements which must be adhered to if this credit protection is to remain effective. Effective as of the date hereof, this letter agreement supercedes the existing agreement between us relating to your sales to Foreign Customers.

The Foreign credit approval expires at the completion date of the order as submitted. If the delivery date needs to be extended, the order must be resubmitted with the new completion date.

All other terms and conditions of the Factoring Agreement shall remain in full force and effect.

Please indicate your agreement to the foregoing by signing below and returning the original signed copy of this agreement to us.

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Very truly yours,

/s/ Albert Camhi

ALBERT CAMHI

Senior Vice President

ACKNOWLEDGED AND AGREED TO: GURU DENIM INC. By : /s/ Jeffrey Lubell JEFFREY LUBELL Title : President Date: December 2, 2004

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Appendix A

Checklist

1. In all cases, commercial invoices must be submitted in duplicate.

2. The legend on each invoice directing the customer to make payment to us is to be replaced by a stamp, sticker or special printing directing payment to the pertinent IF involved and we shall provide you with special stickers or printing which will vary to fit the requirements of each IF and the laws of its particular country.

3. Our arrangement does not contemplate any bill and hold transactions and therefore should shipment be deferred in a particular case, you are to first give us all pertinent details and receive our approval before such invoices are placed on our books.

4. Where IF approved a customer as to credit, all sales to that customer and all other customers in the IF’s country must be assigned to us.

5. You shall be exclusively responsible for compliance with all documentary requirements relating to shipments to the foreign customers and the particular requirements of each country in which they are located, including, without limitation, certificates of origin, customs invoices, etc.

6. The payment terms shall not exceed (90) ninety days unless approved in advance by us.

7. All bank charges in connection with the export sales are for your account.

8. Once an invoice has been approved as to credit, the terms thereof may not be changed by you without our prior written approval.

9. All invoices are to specify payment in the same currency specified in the written application for credit approval.

10. Under the Agreement, we only assume the risk of loss on shipments previously approved by us as to credit if a customer fails to pay because of its financial inability to pay at maturity due to any other reason, including, without limitation political restraints or currency restrictions.

11. Payments made by Foreign Customers to your sales agents either in the United States or in the Customer’s country shall be deemed a payment to you and we shall have no further obligation with respect to the collection of the Receivables involved.

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Date: December 2, 2004

GURU DENIM INC.

1525 Rio Vista Avenue

Los Angeles, CA 90023

ATTN : Jeffrey Lubell

Gentlemen:

Reference is made to the Discount Factoring Agreement between us dated December 2, 2004.

It is understood and agreed that Merchant Factors Corp. will credit you for any account credit approved once there is a meeting of creditors, a petition of bankruptcy, or 150 days past due from due date, whichever event comes earlier, provided there is no dispute or claim on invoices.

If this is your understanding of our agreement, please sign the enclosed copy of this letter where indicated and return it to us.

Sincerely,
MERCHANT FACTORS CORP.
/s/ Gilbert SVP
for WALTER KAYE, President
AGREED & ACCEPTED:
GURU DENIM INC.
By: /s/ Jeffrey Lubell
JEFFREY LUBELL
President

CORPORATE GUARANTY

December 2, 2004

Merchant Factors Corp.

1430 Broadway

New York, NY 10018

Gentlemen:

GURU DENIM INC., hereinafter the "Principal", and we are engaged in interrelated businesses and have continued financial dealings with each other. The extension of loans and advances by you to the Principal is in our direct business interest.

Therefore, to induce you, in your discretion, to extend loans and advances to the Principal, and in consideration of the premises herein contained and in consideration of the loan and advances extended and to be extended to the Principal by you, in your sole discretion, we hereby guarantee

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the due and full performance by the Principal, in all respects, of the Factoring Agreement between you and the Principal dated December 2, 2004, hereafter owing to you by the Principal, direct or indirect, fixed or contingent, now due or hereafter arising, and whether under said Agreement or otherwise, including but not limited to any and all sums due or to become due to you upon any claims owned or held by you whether originally owned or held by you or at any time assigned to you (all hereinafter called "Obligations").

We hereby waive notice of acceptance hereof and of all advances, and repayments, and of sale, delivery, advance, shipment, discount, default or demand of payment, as well as any other notice or demand to which we may at any time be entitled.

Our undertakings herein are primary, and no recourse need be had by you against the Principal or any other guarantor or any collateral held by you before proceeding against us. Our liability hereunder shall be joint and several and you may proceed against any one or more of us without affecting the liability of any other.

At any time, without notice, any modification of the Obligations may be made or any extensions may be granted the Principal, or security or commercial paper taken or released, or the Principal or other guarantors hereof, or any others, may be compromised with or released, without affecting our liability hereunder.

If a petition in bankruptcy or an application for any other relief under any provisions of the Bankruptcy Act is filed by or against the Principal, or a receiver is appointed for the assets or affairs of the Principal or in the event that the Principal shall make a general assignment for the benefit of the creditors, or in the event that the Principal shall convene or cause to be convened a meeting of its creditors or of its principal creditors, or if there shall be any default as to any Obligation of the Principal or under any agreement relating to any Obligation, all sums due you by the Principal and not yet matured shall forthwith mature and all sums due you under the said contract shall be immediately computed, and shall be forthwith payable by us on demand.

We hereby agree that no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security thereof shall affect, impair or be a defense to this Guaranty, and this Guaranty is, to us, a primary obligation.

This Guaranty shall continue in full force and effect until all Obligations are paid in full and until all agreements under which you may extend credit to the Principal are terminated.

This guaranty shall be governed and construed in accordance with the Law of the State of New York and shall bind and benefit our respective successors and assigns.

We hereby waive the right to a trial by jury in any litigation between you and us which may arise out of any matter under this Guaranty.

There shall be no waiver or modification of this Guaranty except in writing, and any such waiver or modification shall apply only to the specific instance involved.

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We have performed all corporate action necessary to authorize the execution of this Guaranty and attach the documents evidencing such action.

Very truly yours,
TRUE RELIGION APPAREL, INC.
WITNESSED BY:	By: /s/ Jeffrey Lubell
/s/ Kymberly Lubell	JEFFREY LUBELL
KYMBERLY LUBELL Secretary	President

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CERTIFICATE OF SECRETARY

OF

TRUE RELIGION APPAREL, INC.

THE UNDERSIGNED, Secretary of TRUE RELIGION APPAREL, INC., a Nevada corporation, DOES HEREBY CERTIFY that at a meeting of the Board of Directors of TRUE RELIGION APPAREL, INC. duly called and held on ________________, 20 _____, at which a quorum was present for the transaction of business, the following resolution was duly unanimously adopted and remains in full force and effect:

"RESOLVED, that the President, or Vice President or Secretary or Treasurer of TRUE RELIGION APPAREL, INC. be and any of them is hereby authorized and directed to execute on behalf of the Corporation and affix the corporate seal thereto a certain instrument of guarantee in favor of and presented by MERCHANT FACTORS CORP. of 1430 Broadway, New York, NY 10018 of performance and payment when due of all obligations of GURU DENIM INC. heretofore or hereafter arising; it being to the business interest of this corporation to execute and deliver such guarantee to MERCHANT FACTORS CORP."

IN WITNESS WHEREOF, I have hereunto set my hand and impressed the corporate seal of TRUE RELIGION APPAREL, INC. this 2nd day of December, 2004.

/s/ Kymberly Lubell

KYMBERLY LUBELL

Secretary

(CORPORATE SEAL OF TRUE RELIGION APPAREL, INC.)

STATE OF California	)
)SS:
COUNTY OF Los Angeles	)

                On the 2nd day of December, 2004 , before me personally came Kymberly Lubell, to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he/she executed the same.

/s/ Debra Lee Lane_______

Notary Public

1

C O N S E N T

THE UNDERSIGNED, constituting the holder(s) of all of the stock of TRUE RELIGION APPAREL, INC. entitled to vote thereon, do hereby consent to the execution by said corporation of the annexed agreement of guarantee whereby said corporation subordinates the due and full performance by GURU DENIM INC. of its Factoring Agreement with MERCHANT FACTORS CORP. dated December 2, 2004 and the payment on demand by said corporation to MERCHANT FACTORS CORP. of any and all sums which may be due and owing at any time.

/s/ Jeffrey Lubell

JEFFREY LUBELL

_______________________

DATED: December 2, 2004

STATE OF California	)
)SS:
COUNTY OF Los Angeles	)

                On the 2nd day of December, 2004, personally appeared Jeffrey Lubell to me known to be the individual(s) described in and who executed the foregoing instrument and acknowledged that he executed the same.

/s/ Debra Lee Lane

Notary Public

STATE OF California	)
)SS:
COUNTY OF Los Angeles	)

                On the _________________ day of ________________, 20 ___, personally appeared to me known to be the individual(s) described in and who executed the foregoing instrument and acknowledged that he executed the same.

______________________

Notary Public

1

DATE: December 2, 2004

GURU DENIM INC.

1525 Rio Vista Avenue

Los Angeles, CA 90023

ATTN: Jeffrey Lubell

Re: Surcharges from CIT Commercial Services

Dear Mr. Lubell:

In order to assume credit risk on shipments to certain customers, CIT Commercial Services ("CIT") has instituted, effective November 1, 2003, a surcharge above the current contractual rate on all factored invoices to customers listed on Schedule "A", attached. Terms of sale should be as shown on the schedule or the invoices will not be eligible for credit coverage.

This letter represents an amendment to our Factoring Contract; all other terms and conditions and amendments will remain the same.

Please sign below and immediately return one copy of this letter to the writer’s attention.

Yours truly,
/s/ Albert Camhi
ALBERT CAMHI
Senior Vice President
Read, Acknowledged and Agreed to:
GURU DENIM INC.
/s/ Jeffrey Lubell
By: JEFFREY LUBELL
Title: President/CEO
Date: 11/18/04

D/EPM/699781.1

Schedule for

Customer Surcharge Letter Agreement

Customer Name (and any and all tradenames, divisions subsidiaries and affiliates)	CIT Customer Number	terms	Surcharge Rate
Broder Brothers	3885904	not exceeding 60 days	1%
CSK Automotive, Inc.	7955456	not exceeding 60 days	2%
Casual Male Retail Group, Inc. Designs Apparel	9044421 3728956	not exceeding 30 days	1.5%
CompUSA, Inc.	8531926	not exceeding 30 days	2%
Delta Mills, Inc.	5190450	not exceeding 30 days	1%
Factory Connection LLC	4618099	not exceeding 60 days	1%
Factory 2 U Stores, Inc. - D.I.P.	4590073	not exceeding 30 days	2%
Footster, Inc. DIP	8778930	not exceeding 30 days	2%
Fredericks of Hollywood, Inc.	2512178	not exceeding 30 days	1%
G & G Retail, Inc.	8809040	not exceeding 30 days	1%
Gadzooks, Inc. - D.I.P.	4783991	not exceeding 15 days	2%
Garden Ridge Corporation - D.I.P.	4784965	not exceeding 15 days	2%
The Goodyear Tire & Rubber Belt Concept Utica Converters Inc.	8258974 7753553 2700377	not exceeding 60 days	2%

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Gottschalks, Inc.	0092023	10/eom	1%
HMY Roomstore, Inc. - D.I.P. HMY Roomstore, Inc. - D.I.P.	2559526 3154713	not exceeding 15 days	1.5%
Hub Distributing Inc., Ontario, California	0333063	10/eom	1%
J. Crew, Inc.	0296980	not exceeding 30 days	3%
Kmart Corporation	3534402	not exceeding 30 days not exceeding 60 days	1% 2%
Levi Strauss & Company Levi Strauss/Canada	0537855	not exceeding 60 days	2%
Levitz Furniture Corporation Seaman’s Furniture Corporation	0900135 0672578	not exceeding 30 days	3%
Loehmann’s Operating Co.	1848342	not exceeding 45 days	1%
Mervyn’s LLC	0138827	not exceeding 60 days	1%
Musicland Holding Corp.	7850218	not exceeding 60 days	2%
Odd Job Stores, Inc.	7506506	not exceeding 30 days	1%
Popular Club Plan, Inc.	8062854	not exceeding 60 days	1%
R & M Richard Ltd.	7774153	not exceeding 70 days	1%
Retail Ventures, Inc. Value City Department Store’s, Inc. Shonac Corporation Filene’s Basement Inc.	0660606 5892165 2535120	not exceeding 60 days	1%
Rite Aid Corp.	6727369	not exceeding 30 days	1%

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rue21, Inc.	3565522	not exceeding 30 days	2%
Shopko Stores, Inc. Pamida, Inc.	0362137 0560393	not exceeding 60 days	1%
Spencer Gifts, LLC	7501168	not exceeding 30 days	3%
Spiegel, Inc. (DIP) Eddie Bauer, Inc. (DIP) Eddie Bauer of Canada, Inc. (DIP) Eddie Bauer GMBH & Co. (DIP) Newport News, Inc. (DIP)	4119683 4139368 4139152 4139227 4139293	not exceeding 30 days	2%
Topson Downs of California, Inc.	4786276	not exceeding 60 days	1%
Truserv Corporation	0719669	not exceeding 60 days	1%
United Retail Incorporated United Retail Group, Inc. Cloudwalkers, Inc. The Avenue, Inc. The Avenue Avenue Plus Sixteen Plus Smart Size Sizes Unlimited Sizes Woman	6271332	not exceeding 37 days and net 10 EOM + 30	1%
Urban Brands, Inc. Ashley Stewart Woman Ltd. Marianne Ltd.	1627514 7554274 1641259	not exceeding 45 days	1%
Vanity Shop of Grand Forks, Inc.	5380051	not exceeding 45 days	1%
Westpoint Stevens, Inc. - D.I.P. Westpoint Stevens Stores, Inc. - D.I.P.	4225828 4233954	not exceeding 30 days	3%
The Wet Seal, Inc.	3270527	10 EOM	1%
Winn-Dixie Stores, Inc.	3172434	not exceeding 30 days	2%

D/EPM/699781.1

D/EPM/699781.1

NATIONAL COMMERCIAL FINANCE ASSOCIATION

LETTER OF INDEMNITY

(Approved by Factoring Committee June, 1985 and reaffirmed October, 1987)

Date: January 3, 2005

To: FCC, LLC d/b/a/ FIRST CAPITAL WESTERN REGION, LLC

Re: GURU DENIM INC.

(Factored Client, herein "the Company")

Gentlemen:

1.             To induce you to terminate your factoring arrangement with the above named Company as of January 3, 2005, (herein the "termination date"), and to limit your security interests in the accounts receivable of the Company, all as more fully set forth hereinafter, and in consideration of your remitting to us the following amounts as and when payable in accordance with y our factoring contract with the Company:

(1)          all collections received by you on accounts receivable of the Company factored by you on or prior to the termination date net of amounts owing to you from Company pursuant to your factoring arrangement; and

(2)          all amounts due to the Company by you on any accounts receivable of the Company factored by you on or prior to the termination date which were approved by you as to credit and which remain unpaid solely because of the financial inability of the customers thereon to pay such accounts receivable at maturity.

we agree to pay to you on demand:

(1)          all amount of interest, fees, expenses and any additions arising out of clerical errors and omissions, which you are or may hereafter be entitled to charge to the Company in accordance with your factoring contract with the Company.

(2)          all amounts paid by you after the termination date pursuant to the guarantees, letters of credit and drafts, none of which may be amended in any way without prior written consent in each instance, listed on the attached Schedule A; and

(3)          all amounts owing by the Company to you as of the termination date by reason of the Company’s purchases of goods or services from any concern for whom you act as factor, as invoice therefore become due (herein "ledger debt").

Subject to the following provisions, your demands for any of the aforesaid amounts shall be conclusive upon us.

2.	Our obligations under this letter do not extend to:

D/EPM/699781.1

(a)           any accounts receivable approved by you as to credit which remain unpaid solely because of the financial inability of the customer to pay at maturity; or

(b)          spurious accounts receivable which did not in fact arise from the actual sale of merchandise or the rendering of services, provide, however, that if you notify us promptly of any losses attributable to your factoring of any such spurious accounts, we shall pay you the amount thereof up to the amount of any credit balance transferred by you to us, less any other payments made or to be made by us to you under this Agreement.

3.             This Agreement is entered into by us in reliance upon your representations that to you knowledge as of January 3, 2005; (a) outstanding accounts receivable total approximately $3,426,000; (b) of these accounts, approximately $1,320,000 are with full recourse to the Company; (c) of these accounts approximately $0 represent known bill and hold sales and known consignment, sale on approval, or sale or return transactions; and (d) outstanding ledger debt does not exceed approximately $0. In addition, you have further represented to us that to your knowledge (other than for discounts permitted by the payment terms of the accounts receivable) all disputes, claims, defenses, offsets or counterclaims which exist with respect to the outstanding accounts receivable are routine in nature, do not in any one instance involve more than $100,000, and do not exceed $10,000 in aggregate, except as listed on the attached Schedule (if none, so state).

4.             You hereby release, as of the termination date, any and all security interests and liens which have heretofore been granted to you by the Company except as to accounts receivable factored by you on or prior to the termination date, any merchandise represented thereby (delivered or undelivered), and any proceeds thereof. You hereby authorize and authenticate us to file appropriate releases and termination statements.

5.             You agree to remit to us any amounts which the Company may be entitled to receive from you, from time to time, upon the adjustment of its account with you. If we so request, you agree to assign to us, without recourse, your rights in any accounts receivable for which we have made payment to you hereunder and any merchandise represented thereby, and you will supply us with appropriate supporting details thereof in your possession, including but not limited to copies of invoices, proofs of shipment and statements.

6.             We agree to remit to you any collections that we may subsequently receive on any accounts receivable factored by you on or prior to the termination date; and you agree to remit to us any collections that you may subsequently receive on any other accounts receivable. Furthermore, you agree to remit to us any collections that you may subsequently receive on any accounts for which payment has been made by us to you. These obligations shall be irrevocable and shall survive the date set forth in Paragraph 8 below.

7.             In the event that any payment which is the subject of remittance by one of us (the "Remitter") to the other (the "Recipient") pursuant to Paragraph 6 above is sought to be recovered by the payor or a representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference, then the Remitter shall promptly so advise the Recipient in writing. Following the aforementioned written notice, the Recipient shall

D/EPM/699781.1

have the exclusive right and obligation, at its sole cost and expense, to contest, defend or settle such claim. The Recipient hereby indemnifies and holds the Remitter harmless from any loss or expense arising out of the assertion of such claim. This indemnification shall be irrevocable and survive the date set forth in Paragraph 8 below.

8.             Our liability hereunder shall embrace only claims in writing received by us on or prior to September 30, 2005. Your monthly account current shall constitute such claim provided that you shall furnish us with such additional information and supporting details as we may reasonably request with respect thereto.

9.             If the above correctly sets forth our agreement, please sign the enclosed copy of this Letter below to so indicate.

Very truly yours,
MERCHANT FACTORS CORP.
By
Title: Senior Vice President
AGREED:
FCC, LLC d/b/a/
FIRST CAPITAL WESTERN REGION, LLC
By: /s/David L. Ptacek
Name: David L. Ptacek
Title: Senior Vice President
To:	MERCHANT FACTORS CORP.

In consideration of your executing and delivering to FCC, LCC d/b/a FIRST CAPITAL WESTERN REGION, LLC, (hereinafter referred to as "Old Factor"), the aforesaid Letter substantially in the form set forth above, or with such changes in form as may be required to make it acceptable to Old Factor, we hereby agree to indemnify you and save you harmless from any loss, claim or liability in connection therewith and to pay you on demand any amount you pay pursuant to the provisions of such Letter. Your obligation to make such payments shall be determined exclusively by you, notwithstanding any judgement we may express to the contrary, and all such payments shall be conclusive upon us insofar as you are concerned, but shall not prejudice our rights against Old Factor should we question the propriety of any demands made by it under the factoring contract or otherwise. Our signature hereon will further authorize Old Factor to transfer to you: any balance standing to our credit on its books, any assets of ours presently held by it and any payments to which you are entitled pursuant to the Letter.

GURU DENIM INC.

By: Jeffrey Lubell

Title: President/CEO

D/EPM/699781.1